UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

Bats Global Markets, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-37732	46-3583191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8050 Marshall Drive, Suite 120

Lenexa, Kansas 66214
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (913) 815-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐—Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐—Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐— Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐—Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                 Results of Operations and Financial Condition.

On February 9, 2017, Bats Global Markets, Inc. (the “Company”) issued a press release providing financial results for the fourth quarter of 2016, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.                Regulation FD Disclosure.

On February 9, 2017, the Company posted slides to be used in its earnings presentation for the fourth quarter 2016 on its website at http://ir.bats.com/.

Item 9.01.                Financial Statements and Exhibits.

(d)              Exhibits:

99.1	Press release dated February 9, 2017 relating to financial results for the fourth quarter 2016.

The information set forth under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure” is intended to be furnished pursuant to Item 2.02 and Item 7.01, respectively. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ay
BATS GLOBAL MARKETS, INC.

Date: February 9, 2017	By:	/s/ Eric Swanson
Eric Swanson
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 9, 2017 relating to financial results for the fourth quarter 2016.